UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

LIVEPERSON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on the table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

As previously reported, LivePerson, Inc. (the “Company”) will hold a Special Meeting of Stockholders (the “Meeting”) on August 20, 2026, at 10:00 a.m. (Eastern Time), which will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2026SM. The Meeting was originally announced in the Company’s Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2026.

On August 11, 2026, the Company provided an adapted Hebrew version of the Company’s proxy card for use by stockholders holding shares of the Company traded on the Tel Aviv Stock Exchange. The English translation of the introductory message and proxy card are included below.

Special Meeting of Shareholders of LivePerson, Inc. (the “Company”)

Scheduled for August 20, 2026

Proxy Card / Voting Card

Following the Company’s reports dated April 22, 2026, July 10, 2026, and July 23, 2026 (the “Previous Reports” and the “Proxy Statement”, as applicable), in connection with the Company entering into a merger agreement dated July 2, 2026 (as amended or may be amended from time to time), with SoundHound AI, Inc. (“SoundHound”), Lightspeed Merger Sub Inc., an indirect wholly owned subsidiary of SoundHound, and Lightspeed Merger Sub II Inc., an indirect wholly owned subsidiary of SoundHound, and in connection with the convening of a special meeting of the Company’s shareholders for the purpose of approving the aforementioned merger transaction scheduled for August 20, 2026 at 10:00 a.m. (Eastern Time) (the “Meeting”), the Company is honored to attach below a proxy card regarding the Meeting in an adapted Hebrew version for the Company’s shareholders who hold their shares in the Company through members of the Tel Aviv Stock Exchange Clearing House (“TASE Holders” and “TASE Shares”, respectively).

Shareholders holding TASE Shares and who intend to vote their shares, are required to provide to the Company’s legal counsel (as noted below), an ownership certificate confirming their ownership of the TASE Shares on the record date for the Meeting. Such ownership certificate must be issued by a member of the Tel Aviv Stock Exchange, as required by the Companies Regulations (Proof of Ownership of a Share for the Purpose of Voting at a General Meeting), 5760-2000, as amended from time to time. Any such shareholder is entitled to receive the ownership certificate from the Tel Aviv Stock Exchange member where their account is managed, at the branch or by mail to the address of that shareholder (in exchange for delivery fees), upon request. Such a request should be submitted as soon as possible and must relate to the specific securities account of the TASE Holder where the relevant TASE Shares are held.

TASE Holders wishing to vote at the Meeting are required to fill out, sign, date, and email the attached Proxy Card in accordance with the instructions detailed therein, together with their ownership certificate (as stated above), to the Company’s Israeli legal counsel – Arnon, Tadmor-Levi law firm, from the Azrieli Center (Square Tower), Tel Aviv, Israel 6702101, to the attention of Adv. Moshe Pesker (email: MosheP@ArnonTL.com), no later than 7:00 p.m. (Israel time) on August 19, 2026 (the “Deadline”).

It is clarified that TASE Holders may also vote using the English version of the Proxy Card attached to the Company’s Proxy Statement, in accordance with the instructions specified in the Proxy Statement. In the event of a vote being submitted both via the Hebrew proxy card and the English Proxy Card, the valid later vote will be counted (provided it arrived no later than the Deadline).

Alternatively, TASE Holders may also vote electronically via the electronic voting system of the Israel Securities Authority (the “Electronic Voting System”), after receiving a personal identification number, access code, and additional information regarding the Meeting from the relevant TASE member through which the shares are held, and after completing a secure identification process, no later than six (6) hours before the time set for the Meeting. The Electronic Voting System is available at the following link: https://votes.isa.gov.il Where applicable, a shareholder may request instructions regarding such electronic voting from their TASE member. For the avoidance of doubt, if a shareholder voted using a proxy card and subsequently voted again via the Electronic Voting System, the later vote shall determine, provided that such later vote was submitted no later than the voting deadline noted above.

For further details and information regarding the merger transaction and the items on the agenda of the Meeting, see the Previous Reports (which are incorporated herein by reference).

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The Notice and Proxy Statement are available at www.proxyvote.com.

LIVEPERSON, INC.

Special Meeting of Shareholders

August 20, 2026 at 10:00 AM Eastern Time

This Proxy Card is Solicited on Behalf of the Company’s Board of Directors

The undersigned, a shareholder of LivePerson, Inc. (the “Company”), hereby revokes any previous proxies, and acknowledges receipt of the Notice of the Special Meeting of Shareholders to be held on August 20, 2026 at 10:00 a.m. (Eastern Time) (the “Meeting Date”), as well as the Proxy Card, and appoints John D. Collins, Chief Financial Officer and Chief Operating Officer, and Monica L. Greenberg, Chief Legal Officer and Chief Administrative Officer, and each of them individually, as proxy of the undersigned, with full power of substitution and resubstitution, to vote all ordinary shares of the Company which the undersigned is entitled to vote, whether in their personal name or in the name of any other entity or entities, at the Special Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/LPSN2026SM on the Meeting Date, and at any adjournment thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy card will be voted as described below.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on the next page. To vote, mark the blocks below in blue or black ink:

This proxy card will be valid only when signed and dated, and accompanied by a valid certificate of ownership.

The Board of Directors recommends a vote “FOR” proposals 1, 2, and 3 (as detailed in the Proxy Statement).

Proposal	FOR	AGAINST	ABSTAIN
1. To approve the Amended Merger Agreement, dated July 2, 2026, as may be amended from time to time (the “Merger Agreement”), by and between the Company and SoundHound AI, Inc. (“SoundHound”), Lightspeed Merger Sub Inc., an indirect wholly owned subsidiary of SoundHound, and Lightspeed Merger Sub II Inc., an indirect wholly owned subsidiary of SoundHound, and the transactions contemplated thereby, including the Mergers (as defined in the Merger Agreement) (the “Merger Proposal”).	[ ]	[ ]	[ ]

2. To approve, on an advisory, non-binding basis, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Mergers contemplated by the Merger Agreement.

	[ ]	[ ]	[ ]

3. To approve the adjournment of the Special Meeting of the Company’s Shareholders, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal.	[ ]	[ ]	[ ]

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, or other fiduciary, please give full title as such. Joint owners should each sign personally (all holders must sign). If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Shareholder Name: __________	Signature: ____________	Date: _______________